Exhibit 99.2
PTC Therapeutics – JP Morgan 2024 Matthew B. Klein, MD CEO PTC Therapeutics 2024 Patient Living with PKU

PTC Therapeutics – JP Morgan 2024 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements with respect to 2024 total revenue guidance, 2024 operating expenditure guidance and 2024 acquisition related milestone payment guidance, and statements regarding: the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses, commercialization and other matters with respect to its products and product candidates; PTC's strategy, future operations, future financial position, future revenues, projected costs; the extent, timing and financial aspects of our strategic pipeline prioritization and reductions in workforce; and the objectives of management. Other forward-looking statements may be identified by the words, "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in Brazil, Russia, the European Economic Area (EEA) and other regions, including whether the European Medicines Agency (EMA) determines in the re-examination process that the benefit-risk balance of Translarna authorization supports renewal of such authorization; PTC's ability to use the results of Study 041, a randomized, 18-month, placebo-controlled clinical trial of Translarna for the treatment of nmDMD followed by an 18-month open-label extension, which was a specific obligation to continued marketing authorization in the EEA, to support a renewal of the conditional marketing authorization for Translarna for the treatment of nmDMD in the EEA; PTC's ability to utilize results from Study 041 to support a marketing approval for Translarna for the treatment of nmDMD in the United States; whether investigators agree with PTC's interpretation of the results of clinical trials and the totality of clinical data from our trials in Translarna; expectations with respect to Upstaza, including any regulatory submissions and potential approvals, commercialization, manufacturing capabilities, the potential achievement of development, regulatory and sales milestones and contingent payments that PTC may be obligated to make; expectations with respect to the commercialization of Evrysdi under our SMA collaboration; expectations with respect to the commercialization of Tegsedi and Waylivra; the timing of and actual expenses incurred in connection with the discontinuation of PTC's preclinical and early research programs in gene therapy and reductions in workforce, which may be in different periods and may be materially higher than estimated; the savings that may result from the discontinuation of PTC's strategic pipeline prioritization and reductions in workforce, which may be materially less than expected; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; the potential financial impact and benefits of PTC's leased biologics manufacturing facility; PTC's ability to satisfy its obligations under the terms of its lease agreements, including for its leased biologics manufacturing facility; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Translarna, Emflaza, Upstaza, Evrysdi, Tegsedi or Waylivra. The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law. Forward Looking Statements 2

3 PTC Therapeutics – JP Morgan 2024 2023

4 PTC Therapeutics – JP Morgan 2024 Building the PTC of the Future Focus Right Sizing OPEX Reduction Royalty Financing

PTC Therapeutics – JP Morgan 2024 PTC Mission Remains Patient Focused 5 Discover Develop Commercialize Transformative therapies for patients with rare diseases

PTC Therapeutics – JP Morgan 2024 PTC Strategy Leverages Innovative Science, Passionate Team and Strong Cash Position 6 Innovative Science Ferroptosis and Inflammation Splicing

PTC Therapeutics – JP Morgan 2024 PTC Strategy Leverages Innovative Science, Passionate Team and Strong Cash Position 7 Therapeutic Neurology Metabolism Expertise* Innovative Science * Unesbulin (PTC596) development discontinued

PTC Therapeutics – JP Morgan 2024 PTC Strategy Leverages Innovative Science, Passionate Team and Strong Cash Position 8 Global Commercial Infrastructure Therapeutic Expertise* Innovative Science Europe United States Asia Pacific Latin America Middle East & North Africa

PTC Therapeutics – JP Morgan 2024 Robust Portfolio to Support Growth & Value Creation 9 Research Splicing Platform Ferroptosis and Inflammation Platform SCA-3 MAP-tau Undisclosed (Movement Disorders) Undisclosed (Neurodegenerative Diseases) Undisclosed (Pediatric Neurodevelopment Disorders) Development Utreloxastat (ALS) PTC518 (HD) Sepiapterin (PKU) Vatiquinone (FA) Undisclosed (Myopathies) Phase 1 Phase 2 Phase 2/3 Phase 3 Phase 1 Phase 2 Phase 2/3 Phase 3 NDA Stage Phase 1 Phase 2 Phase 2/3 Phase 1 Phase 2 Phase 1

PTC Therapeutics – JP Morgan 2024 Unaudited DMD Franchise Net Product Revenue ~$610M Strong Commercial Performance and Growth in 2023 10 2023 Unaudited Total Revenue ~$946M

PTC Therapeutics – JP Morgan 2024 Strong R&D Execution and Value Creation in 2023 11 *Primary endpoint did not meet statistical significance Positive interim data for PIVOT-HD Highly statistically significant and meaningful APHENITY results Positive upright stability and fatigue scale results for MOVE-FA* Clinical Additional approvals enabling continued geographic expansion Additional LATAM approvals enabling geographic expansion Additional LATAM approvals enabling geographic expansion Regulatory

PTC Therapeutics – JP Morgan 2024 2024 Revenue and OPEX Guidance *Non-GAAP measure which excludes estimated non-cash, stock-based compensation expense of approximately $80 million. GAAP R&D and SG&A expense for the full year 2024 is anticipated to be 12 between $740 and $835 million. The Company anticipates up to $65 million of payments upon achievement of potential regulatory success-based milestones from previous acquisitions. OPEX Guidance* $660-755M includes regulatory milestones up to $65M 2024 Total Revenue Guidance $600-$850M

PTC Therapeutics – JP Morgan 2024 Key Expected Regulatory & Clinical Milestones in 2024 13 Q1 Q2 Q3 Q4 Sepiapterin PKU MAA Submission Sepiapterin PKU NDA Submission Upstaza BLA Submission t Topline Results Utreloxastat Interim Results PTC518

PTC Therapeutics – JP Morgan 2024 Sepiapterin PKU Program Patient Living with PKU

15 PTC Therapeutics – JP Morgan 2024 Phe, phenylalanine; PKU, phenylketonuria. APHENITY Results Demonstrate Meaningful Benefit of Sepiapterin in PKU Patients The primary endpoint was reached in the placebo-controlled portion of the study with statistically significant reductions in blood Phe levels (p < 0.0001) A substantial reduction in blood Phe levels from baseline was observed in both the primary analysis population (63%) and the subset of participants with classical PKU (69%) 94% of patients ≥ 12 years with blood Phe ≥ 600 µmol/L at baseline achieved a reduction in blood Phe to reach guideline target Sepiapterin was well tolerated with no serious adverse events

PTC Therapeutics – JP Morgan 2024 0 50 100 150 200 Baseline W1-W2 W3-W4 W5-W6 W7-W8 W9-W10 W11-W12 W13-W14 W15-W16 W17-W18 W19-W20 W21-W22 W23-W24 W25-W26 RDA* 40 Dietary Phe Intake and Blood Phe Levels Over Time Phe Consumption (mg/kg/day) 16 Sepiapterin Enables Increased Dietary Phe Intake in PKU Patients -200 0 200 400 600 360 Blood Phe Level (µmol/L) *Recommended dietary allowance Results based on interim data cut and not full data set Dietary Phe Consumption (mg/kg/day) Blood Phe Level (µmol/L) N= 40

PTC Therapeutics – JP Morgan 2024 APHENITY Results Support Potential for Sepiapterin to Address Broad PKU Population 17 Therapy-Naive Patients Including Classical PKU Patients Who Are Not Well Controlled by Current Therapies Patients Who Have Failed on Current Therapies Greater than $1 Billion Potential Revenue Opportunity

PTC Therapeutics – JP Morgan 2024 Global Regulatory Submissions and Launch Preparation Planned for 2024 18 Global Regulatory Submissions Global Launch Sequence and Continued Launch Preparation

PTC Therapeutics – JP Morgan 2024 PTC518 HD Program

PTC Therapeutics – JP Morgan 2024 Key Attributes of PTC518 Drive Differentiation 20 Orally bioavailable Titratable and reversible Reduces HTT mRNA and protein in the CNS and periphery Uniform lowering in key regions of the brain Highly selective and specific Not effluxed, penetrates blood brain barrier

PIVOT-HD Study Design



Part A
Part B
5 mg PTC518
5 mg PTC518
N = ~30
R
10 mg PTC518
10 mg PTC518
N = ~30
Placebo
N = ~30
3 months
9 months

Primary Endpoints

- Safety and tolerability of PTC518
- Percent reduction in HTT mRNA and protein in blood

Secondary Endpoints

- Percent reduction in mHTT protein in CSF
- Changes in neurofilament light chain (NfL) in plasma and CSF
- Change in brain volume on volumetric MRI imaging

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22 PTC Therapeutics – JP Morgan 2024 12-Week Interim Data Met Key Objectives PTC518 treatment resulted in dose-dependent lowering of HTT mRNA and protein levels in blood cells PTC518 demonstrated desired CSF exposure with higher concentrations of free drug in the CSF than plasma PTC518 was well tolerated with no treatment-related serious adverse events and no reports of peripheral neuropathy CSF NfL levels remained stable after 12 weeks of treatment with no treatment-related spikes

PTC Therapeutics – JP Morgan 2024 12 Month Data Update to Include Blood, CSF and Radiographic Biomarkers 23 Safety and tolerability of PTC518 Percent reduction in HTT mRNA and protein in blood Percent reduction in mHTT protein in CSF Changes in neurofilament light chain (NfL) in plasma and CSF Change in brain volume on volumetric MRI imaging Interim Results Expected Q2 2024

PTC Therapeutics – JP Morgan 2024 Vatiquinone FA Program Patient Living with FA

PTC Therapeutics – JP Morgan 2024 Meaningful Clinical Results in MOVE-FA 25 *Study primary endpoint Change from Baseline to Week 72 Analysis Placebo Vatiquinone Difference P-value mFARS Total* 2.83 1.22 -1.61 0.144 Upright Stability 2.99 1.73 -1.26 0.021 Bulbar 0.22 0.040 -0.18 0.044 Fatigue Scale (MFIS) 4.29 -0.76 -5.05 0.025 Upcoming Regulatory Interactions in Q1 2024 Live Type C Meeting EMA Scientific Advice Feedback

PTC Therapeutics – JP Morgan 2024 Utreloxastat ALS Program

Preclinical and Clinical Evidence Confirm Link Between ALS and Ferroptosis Pathway

- Iron accumulation, a marker of ferroptosis, within spinal cord lesions has been reported as an early event in ALS pathogenesis[1]
- Oxidized lipids and the 15-lipoxygenase end-product, 4-hydroxy-2,3-nonenal (4-HNE), levels are elevated in ALS patients[2]
- Overexpression of GPX4 protects against motor neuron death[3]
- Targeting ferroptosis in ALS in vivo and clinical studies demonstrates improved function and survival

ALS, amyotrophic lateral sclerosis; GPX4, glutathione peroxidase 4. 1. Li Q, et al. Front Neurol. 2022;13:791300. 2. Simpson EP, et al. Neurology. 2004;62:1758–1765. 3. Moreau C, et al. Antioxid Redox Signal. 2018;29:742–748.

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PTC THERAPEUTICS

PTC Therapeutics – JP Morgan 2024 CardinALS Study Design 28 Key Endpoints • Change in ALS-FRS Scale • Respiratory Function • Survival Utreloxastat 250 mg BID Utreloxastat 250 mg BID 24 Weeks 28 Weeks Placebo-Controlled Phase Open-Label Extension Phase Placebo Study Timeline • Enrollment Completed: Q1 2024 • Topline Results: Q4 2024 N = ~ 100 N = ~ 200 8 Weeks Observational Run-in Phase R

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30 PTC Therapeutics – JP Morgan 2024